EXHIBIT B

November 22, 2010

Centurion Private Equity, LLC
1120 Sanctuary Parkway, Suite 325
Alpharetta, GA 30009

Re: Alternate Energy Holdings, Inc.
Opinion of Counsel

To Whom It May Concern:

We have acted as counsel to Alternate Energy Holdings, Inc., a Nevada corporation ("Company"), in connection with the Investment Agreement, dated as of November 22, 2010, by and between the Company and the Investor named therein ("Investment Agreement").

In connection with this opinion letter, we have examined copies, as identified to us, of certain documents, corporate records and other instruments, including the following (i) the Certificate of Incorporation of the Company, as amended, certified by the Secretary of the Company; (ii) By-laws of the Company as in effect on November 16, 2010, as certified by an officer of the Company, (iii) a certificate dated November 16, 2010 by the Secretary of State of the State of Nevada regarding the existence and good standing of the Company as a corporation under the laws of the State of Nevada and a review of the Nevada State Secretary of State's internet website as to the Company's continued good standing; (iv) the minute books of the Company relating to the Investment Agreement, including copies, certified to our satisfaction, of resolutions adopted by the Board of Directors of the Company on November 16, 2010, (v) the Investment Agreement; and (vi) the Registration Rights Agreement. The foregoing are sometimes referred to in this Opinion as the "Transaction Documents."

We have also examined such other documents, records, certificates and questions of law as we have considered necessary or appropriate for the purpose of this opinion.

We have also examined, relied upon, and assumed the accuracy, where appropriate, of the representations and warranties of the Company and the other parties thereto contained in the Transaction Documents as to the matters of fact therein represented. As to certain questions of fact material to the opinions contained herein, we relied upon the representations of each party made in the Investment Agreement and other Transaction Documents and certificates or statements of public officials and officers and agents of the Company, and we have assumed that any certificates or statements of public officials dated earlier than the date hereof are accurate on the date hereof as if made on and as of such date.

In conducting the foregoing examination, we have assumed and were directed to assume the genuineness of all signatures of the parties, the authenticity of all documents submitted to us as originals, and the conformity to authentic originals of all documents submitted to us as copies.

In addition, we assume that the representations and warranties as to factual matters and acknowledgments made by the Investor and the Company in the Investment Agreement are true. We also assume that the Investor has received all of the documents that the Investor was required to receive under the Investment Agreement.

Based upon and subject to the foregoing and the qualifications, limitations and assumptions set forth herein, it is our opinion that, as of the date hereof:

1. The Company is a corporation duly incorporated and validly existing under the laws of the State of Nevada. The Company has the corporate power and authority to carry on its business as currently conducted.

2. The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Commitment Shares, the Fee Shares and the Put Shares have been duly approved by all required corporate action on the part of the Company, and except for approval by the Company's stockholders of the issuance of Common Stock in excess of the Cap Amount, no further consents of the Company or its Board of Directors or stockholders are required.

3. In the Course of the preparation of the Transaction Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, we participated in conferences with certain officers and other representatives of the Company during which the contents of the Transaction Documents and related matters were discussed, and we advised the Company as to the requirements of the Securities Act (including Regulation D thereunder) and the applicable rules and regulations thereunder. During the course of the representation nothing has come to our attention to cause us to have reason to believe that the Transaction Documents contained any untrue statement of a material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. We also assert that we properly advised both parties to the transaction as to the ramifications of Rule 415 of the Securities Act of 1933, as amended, and its consequences on a registration statement.

4. It is our understanding, based on the terms of the Transaction Documents, that it will not be necessary, in connection with the Company's issuance to the Investor of the Put Shares, Commitment Shares, or Fee Shares to register such securities under the Securities Act of 1933, as Amended ("Securities Act") and applicable state securities laws, and such issuance and sale are exempt from such registration under Section 4(2) and/or Regulation D Rule 506 of the

Securities Act. However, such issued Put Shares, Commitment Shares, or Fee Shares shall be restricted shares unless declared effective under a registration statement and or unless the shares meet the applicable conditions under Rule 144 of the Securities Act.

5. The Investment Agreement, the Registration Rights Agreement and the irrevocable Instructions to Transfer Agent have been duly executed and delivered and are valid and binding obligations of the Company, enforceable in accordance with their respective terms. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Investment Agreement, the Registration Rights Agreement and the Transfer Agent Instructions, and to issue the Common Shares in accordance with the terms of the Investment Agreement. The execution and delivery of the Investment Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required.

6. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not, (i) violate the Certificate of Incorporation or By-laws of the Company, or result in a violation of any federal rule or regulation (or order, judgment or decree known to us) of a type generally recognized as being directly applicable to the Company and the transactions contemplated by the Transaction Documents, (ii) to our knowledge, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreements, indenture or instrument to which the Company is a party or by which it is bound or any material agreement, indenture or instrument entered into subsequent thereto of which we are aware. Assuming and relying upon the accuracy of the relevant representations and agreements of each Investor to each Investment Agreement, the Company is not required to obtain any consent, approval or action of, or make any filings with, or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, except as may have been duly obtained or made, as the case may be, and are in full force and effect (other than any SEC, FINRA or state securities filings set forth in the Investment Agreement which may be required to be made by the Company, any registration statement under the Act which may be filed pursuant to the Transaction Documents and authorization by the Company's stockholders of the issuance of the securities pursuant to the Transaction Documents) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the securities in accordance with the terms of the Transaction Documents.

7. To our knowledge, there is no litigation, arbitration, claim, governmental or other formal proceeding with respect to the Company or any of its operations, businesses, properties, or assets, except as may be properly described in the Company's reports filed under the Exchange Act, or such as individually or in the aggregate do not as of this date have, and will not

in the future have, a material adverse effect upon the operations, business, properties or assets of the Company.

The opinions set forth herein are subject to the following qualifications, limitations and assumptions:

(a) Our opinion in paragraph 6 above as to the enforceability of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors, and (ii) such opinion does not mean that

(x) any particular remedy is available upon a material default or

(y) that a court will enforce every provision of a contract exactly as it is written and as long as the provision is in compliance with state and federal law. In addition, certain provisions of the Transaction Documents (including, without limitation, indemnification provisions and provisions in the nature of liquidated damages or penalties) may not be enforceable in whole or in part under the laws or public policies of the United States or the State of Georgia.

(b) We have assumed (i) that the Transaction Documents constitute the legal, valid and binding obligations of the parties thereto other than the Company, enforceable in accordance with the respective terms (ii) that the parties to the Transaction Documents, other than the Company, have the requisite corporate power and authority to enter into such agreements and to perform their respective obligations thereunder and (iii) that each of the parties to the Transaction Documents, other than the Company, have duly authorized, executed and delivered the Transaction Documents. We have also assumed the legal capacity of all natural persons whose acts are relevant to the opinions rendered herein.

(c) We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

(d) We express no opinion on the enforceability, under certain circumstances, of provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

(e) We express no opinion on the enforceability, in certain circumstances, of provisions waiving broadly or vaguely stated rights, statutory or other rights representing public policy, or unknown future rights and of provisions that rights or remedies are not exclusive.

(f) We express no opinion on limitations on the exercise of certain contractual rights and remedies if the defaults are not material or the penalties bear no reasonable relation to the damage suffered by the aggrieved party as a result of the delinquencies or defaults.

(g) We express no opinion with respect to any application of the usury laws of any jurisdiction and do not express any opinion with regard to the laws of the State of Georgia.

(h) As to the conclusion expressed in paragraph 9, we have made no independent investigation or inquiry and have relied on the statements of officers of the Company and our examination of the Company's reports filed under the Exchange Act. No inference as to our knowledge of any matters bearing on the accuracy of any such statements should be drawn from the fact of our representation of the Company.

This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred.

The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Transactions Documents and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without our prior written consent.

Very truly yours,

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JSBarkats, PPLC